                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and JOHN H. SPURGIN, II and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michael W. Brown
----------------------------                          2-7-05
Michael W. Brown                                      ------
                                                      Date

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and JOHN H. SPURGIN, II and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eli Jones
---------------------                                 2/1/05
Eli Jones                                             ------
                                                      Date

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and JOHN H. SPURGIN, II and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Austin P. Young
---------------------                                 2/1/05
Austin P. Young                                       ------
                                                      Date

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and JOHN H. SPURGIN, II and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Paul S. Lattanzio
----------------------------                          2/1/05
Paul S. Lattanzio                                     ------
                                                      Date

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and JOHN H. SPURGIN, II and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jack M. Fields
----------------------------                          2/1/05
Jack M. Fields, Jr.                                   ------
                                                      Date

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and JOHN H. SPURGIN, II and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gregory E. Petsch
--------------------------                            2-1-2005
Gregory E. Petsch                                     --------
                                                      Date

6